Venerable Variable Insurance Trust

Summary Prospectus

April 29, 2025

Venerable Moderate Allocation Fund

Class/Ticker: V/VMAVX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders (when available), at no cost online at https://docs.venerable.com/#/venerable-variable-insurance-trust. You can also get this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Fund's Prospectus and SAI, each dated April 29, 2025, as revised from time to time, and the Fund's most recent shareholder reports are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

Investment Objective

The Venerable Moderate Allocation Fund (the "Fund") seeks, over the long-term, total investment return consistent with the preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies ("Variable Contract"), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Fund's expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class V
Management Fees	0.05%
Distribution and/or Service Fees (12b-1 Fees)	0.30%
Other Expenses[1]	0.15%
Acquired Fund Fees and Expenses[1]	0.73%
Total Annual Operating Expenses	1.23%
Less Waivers and Reimbursements[2]	(0.34%)
Total Annual Operating Expenses Less Waivers and Reimbursements	0.89%

1  Based on estimated amounts for the current fiscal year.

2  Until September 6, 2026, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.89% for Class V shares. Termination or modification of these obligations prior to September 6, 2026, requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund's contractual fee waivers and reimbursement obligations only for the term of the fee waivers and reimbursement obligations. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class V	$91	$321

Portfolio Turnover

The Fund pays no transaction costs or commissions when it buys and sells shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or "turn over" their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds' performance. During the period September 4, 2024 through December 31, 2024 year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategy

The Fund is a "fund of funds" that seeks to achieve its objective by investing in the other series of Venerable Variable Insurance Trust (the "Underlying Funds") including, but not limited to, the following equity fund – the Venerable US Large Cap Strategic Equity Fund – and the following fixed income funds – the Venerable Strategic Bond Fund and the Venerable High Yield Fund. The Fund's strategy of investing in a combination of Underlying

Funds is intended to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.

The Adviser has engaged Russell Investment Management, LLC ("RIM") to provide the day-to-day management of the Fund's portfolio pursuant to investment guidelines provided by the Adviser.

The Fund's approximate target strategic asset allocation is 60% equity and 40% fixed income. Through its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. equity securities (i.e., common stocks and preferred stocks of U.S. listed large capitalization companies) and U.S. and non-U.S. fixed income securities (i.e., high yield securities, bank loans, distressed securities, and investment grade securities including government securities, asset-back securities, and mortgage-backed securities) and derivatives (i.e., futures, options, and swaps including index futures, index swaps, interest rate swaps, credit default swaps, currency forwards, and U.S. Treasury futures). Non-U.S. fixed income securities may include emerging market securities. High yield debt securities are those that are rated below investment grade, also known as "junk bonds", and are speculative in nature.

The Adviser's allocation decisions are generally based on the Adviser's outlook on the business and economic cycle, relative market valuations and market sentiment. The Adviser determines the strategic allocation among Underlying Funds generally based factors and information such as (i) the investment objective and applied investment strategy of each Underlying Fund, (ii) historical or hypothetical returns and volatility of returns of the Underlying Funds, (iii) the correlation and covariance among Underlying Funds, and (iv) third-party market analysis, forecasts, and reports. The Fund's actual allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or due to the gradual implementation of a change to the target strategic asset allocation including the addition of a new Underlying Fund. The Adviser may modify the target strategic asset allocation for the Fund, including changes to the Underlying Funds in which the Fund invests or may invest, from time to time, without shareholder notice or approval. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

Principal Risks of Investing

As with all mutual funds, an investor is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

•  Underlying Funds Risk. Investments in other investment companies expose the Fund to the expenses and risks of the underlying investment companies. In addition, the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. If any of those Underlying Funds fails to meet its investment objective, or otherwise performs poorly, the Fund's performance could be negatively affected.

•  Affiliated Underlying Funds Risk. The Adviser is the adviser for both the Fund and the Underlying Funds; therefore, the Adviser may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.

•  Asset Allocation Risk. There is no assurance that the asset allocation of the Fund will achieve the Fund's investment objective. Nor is there any assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if the Adviser's judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in those funds.

•  Equity Securities Risk. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some small and medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

•  Fixed Income Securities Risk. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund's investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

•  Non-Investment Grade Debt Securities ("High Yield" or "Junk Bonds") Risk. Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade debt securities. Accordingly, non-investment grade debt securities are considered speculative investments.

•  Financial Markets Risk. Global economies and financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund's securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund's portfolio instruments or achieving an Underlying Fund's objective.

•  Active Management Risk. Despite strategies designed to achieve an Underlying Fund's investment objective, the value of investments will change with market conditions, and so will the value of any investment in an Underlying Fund and you could lose money. The securities selected for the portfolio may not perform expect. Additionally, securities selected may cause an Underlying Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that an Underlying Fund's advisers will effectively assess an Underlying Fund's portfolio characteristics, and it is possible that their judgments regarding an Underlying Fund's exposures may prove incorrect. In addition, actions taken to manage Underlying Fund characteristics, including risk, may be ineffective and/or cause an Underlying Fund to underperform.

•  Multi-Manager Approach Risk. Certain Underlying Funds may be managed pursuant to a multi-manager approach, where multiple sub-advisers are responsible for providing investment advice with respect to separate portions of the Underlying Fund's assets. While the investment styles employed by the sub-advisers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•  Derivatives Risk. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

•  U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.

•  Non-U.S. Debt Risk. The value of an investment in non-U.S. debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

•  Mortgage-Backed Securities Risk. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.

•  Asset-Backed Securities Risk. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

•  Non-U.S. and Emerging Markets Debt Risk. The value of an investment in non-U.S. and emerging markets debt, even when U.S. dollar denominated, may be affected by political, economic or social conditions. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. Investing in emerging markets debt may involve more risk than investments in developed country debt.

•  Loans and Other Direct Indebtedness Risk. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.

•  Distressed Securities Risk. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.

•  Government Issued or Guaranteed Securities, U.S. Government Securities Risk. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

•  Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•  Large Capitalization Companies Risk. More established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

•  Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, the Underlying Fund will be sensitive to changes in, and the Underlying Fund's performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

•  REITs Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants' credit.

•  Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary sub-advisers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary sub-advisers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary sub-advisers with respect to that portion of its portfolio.

•  Impact of Large Redemptions (Including Possible Underlying Fund Liquidation) Risk. The Underlying Funds may have a large percentage of their shares owned by the Fund and other fund of funds. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund's portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Underlying Fund's portfolio. As a result, large redemption activity could adversely affect an Underlying Fund's ability to conduct its investment program which, in turn, could adversely impact the Underlying Fund's performance or may result in the Underlying Fund no longer remaining at an economically viable size, in which case the Underlying Fund may cease operations.

The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. The Adviser currently serves as the adviser of the Fund and the Underlying Funds and RIM currently serves as the sub-adviser of the Fund and certain of the Underlying Funds. Therefore, conflicts may arise as those persons fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is new and, therefore, has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund's return to a broad measure of market performance.

Investment Adviser

The Adviser serves as the investment adviser to the Fund.

Sub-Adviser

RIM serves as discretionary investment sub-adviser to the Fund.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Date Began Managing the Fund
Rob Balkema	Senior Director, Head of Multi-Asset, North America	September 2024
Olga Bezrokov	Senior Portfolio Manager	September 2024

Purchase and Sale of Fund Shares

Shares of the Fund are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts. Please refer to the prospectus for the appropriate Variable Contract for information on how to direct investments in, or sale from, an investment option corresponding to the Fund and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

Shares of the Fund also may be sold directly to other investment companies.

Tax Information

Distributions made by the Fund to a Variable Contract, and exchanges and redemptions of Fund shares made by a Variable Contract, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the prospectus for the appropriate Variable Contract for information regarding the federal income tax treatment of the distributions to your Variable Contract and the holders of the Variable Contracts.

Payments to Insurance Companies and Other Financial Intermediaries

Class V shares and Class I shares of the Fund may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies. Fees derived from a Fund's Distribution Plan (if applicable) may be paid to insurance companies, broker-dealers, and other financial intermediaries for selling the Fund's shares to the clients of the insurance companies, broker-dealers, or other financial intermediaries. See "Distribution Plan."

In addition, the Adviser or its affiliated entities, out of their own resources and without additional cost to the Fund or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or other financial intermediaries. Payments of such additional compensation may provide an incentive for insurance companies to make the Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser and its affiliated entities have not entered into any such arrangements.

The Adviser and its affiliated entities may also share their profits with affiliated insurance companies or other affiliated entities through inter-company payments. The sharing of such profits may provide an incentive for affiliated insurance companies to make the Fund available through Variable Contracts over other mutual funds or products. As of the date of this Prospectus, the Adviser intends to share all of its profits with affiliated insurance companies.

The insurance companies issuing Variable Contracts may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Contract Owners. Neither the Fund, the Adviser, nor the Fund's distributor are parties to these arrangements. Contract Owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker.